Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 20, 2020, by and among Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.       The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.       Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (1) such aggregate number of ordinary shares, nominal value U.S. $0.01 per share (the “Ordinary Shares”) of the Company, in the form of American Depositary Shares (the “ADSs”) and, at the option of each Purchaser, (2) such aggregate number of Series A Non-Voting Convertible Preferred Shares, nominal value $0.01 per share (the “Series A Preferred Shares”) of the Company, as set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 8,680,225 ADSs and 487,614 Series A Preferred Shares, and shall be collectively referred to herein as the “Shares”).

C.       The ADSs will be issued pursuant to the Deposit Agreement dated as of January 3, 2017 (as so amended and supplemented, the “Deposit Agreement”) by and among the Company, The Bank of New York Mellon, as Depositary, and holders from time to time of ADSs issued thereunder.

D.       The Company has engaged Jefferies LLC, Piper Sandler Companies, Stifel, Nicolaus & Company, Incorporated, Ladenburg Thalmann and LifeSci Capital LLC as its exclusive Placement Agents (the “Placement Agents”) for the offering of the Shares on a “best efforts” basis.

E.       At Closing (as defined below), the parties intend to execute a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Acquiring Person” has the meaning set forth in Section 4.5.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any subsidiary or any of their respective properties or any officer, director or employee of the Company or any subsidiary acting in his or her capacity as an officer, director or employee before or by any U.S. federal, state, county, local or non-U.S. court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“ADS Equivalents” means any securities of the Company or any subsidiary which would entitle the holder thereof to acquire at any time ADSs, including, without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, ADSs or other securities that entitle the holder to receive, directly or indirectly, ADSs.

“ADS Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the ADSs purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate ADS Purchase Price (ADS Subscription Amount)” in United States dollars and in immediately available funds.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company U.S. Counsel” means Goodwin Procter LLP, with offices at 100 Northern Ave, Boston, MA 02210.

“Company Irish Counsel” means Arthur Cox, with offices at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Depositary” has the meaning set forth in the Recitals.

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(cc).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(o).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Change” has the meaning set forth in Section 3.1(j).

“Material Adverse Effect” means any event, occurrence, fact, circumstance, condition, change or development, individually or together with other events, occurrences, facts, circumstances, conditions, changes or developments, that has had, has, or would reasonably be expected to have a material adverse effect on (i) the results of operations, assets, prospects, business or financial condition of the Company and the subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement and other Transaction Agreements and to timely perform its material obligations hereunder and thereunder.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Ordinary Shares” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Ordinary Shares may hereafter be reclassified or changed into.

“Outside Date” means the thirtieth day following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” has the meaning set forth in the Recitals.

“Preferred Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Series A Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Series A Preferred Purchase Price (Preferred Subscription Amount)” in United States dollars and in immediately available funds.

“Press Release” has the meaning set forth in Section 4.4.

“Principal Trading Market” means the Trading Market on which the ADSs is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $7.09 per Share.

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iv).

“Securities Act” has the meaning set forth in the Recitals.

“Series A Preferred Shares” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Series A Preferred Shares may hereafter be reclassified or changed into.

“Series A Transfer Agent” means the Company.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable ADSs).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on Exhibit A opposite such Purchaser’s name, in United States dollars and in immediately available funds.

“subsidiary” means any subsidiary of the Company, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Substantial Acquisition Rules” means the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules, 2007.

“Takeover Rules” means the Irish Takeover Panel Act, 1997, Takeover Rules, 2013.

“Trading Affiliates” has the meaning set forth in Section 3.2(h).

“Trading Day” means any day on which the ADSs are traded on the Principal Trading Market; provided that “Trading Day” shall not include any day on which the ADSs are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the ADSs are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Trading Market” means whichever of the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the ADSs is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Computershare Ireland, the current transfer agent of the Company, or any successor transfer agent for the Company.

ARTICLE II.
PURCHASE AND SALE

2.1          Closing.

(a)      Share Amounts. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, (i) the number of ADSs equal to the quotient resulting from dividing (A) the ADS Subscription Amount for such Purchaser by (B) the Purchase Price, rounded down to the nearest whole Share and, at the option of each Purchaser, (ii) the number of Series A Preferred Shares equal to the quotient resulting from dividing (A) the Series A Subscription Amount for such Purchaser by (B) the Purchase Price, rounded down to the nearest whole Share. The foregoing amounts are set forth on Exhibit A hereto.

(b)      Series A Preferred Shares. The Series A Preferred Shares shall have the rights, preferences, privileges and restrictions set forth in the resolutions establishing the terms of the Series A Preferred Shares as approved by the Company’s Board of Directors pursuant to the authority conveyed on the Board of Directors under the constitution of the Company (the “Constitution”) with the rights, preferences, privileges and restrictions set forth therein and substantially in the form attached hereto as Exhibit I (the “Series A Preferred Share Terms”). Each one (1) Series A Preferred Share shall be convertible into one (1) Ordinary Share (represented by ADSs); as described in the Series A Preferred Share Terms.

(c)      Closing. The Closing of the purchase and sale of the Shares shall take place at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210 on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(d)      Payment. At the Closing, each Purchaser will pay to the Company the aggregate Subscription Amount set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing. On the Closing Date, the Company will, against delivery of the aggregate Purchase Price (i) instruct the Depositary to register and deliver to each Purchaser the number of ADSs such Purchaser is purchasing as set forth on Exhibit A hereto and, if appropriate, (ii) instruct the Series A Transfer Agent to issue and deliver one or more share certificates evidencing the number of Series A Preferred Shares such Purchaser is purchasing as set forth on Exhibit A hereto.

2.2          Closing Deliverables.   (a)      On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)              this Agreement, duly executed by the Company;

(ii)             legal opinions of Company Counsel and Company Irish Counsel, dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers, executed by such counsel and addressed to the Purchasers;

(iii)            the Registration Rights Agreement, duly executed by the Company;

(iv)            a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the memorandum and articles of association of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in substantially the form attached hereto as Exhibit E;

(v)             the Compliance Certificate referred to in Section 5.1(h);

(vi)            a Lock-Up Agreement, substantially in the form of Exhibit G hereto (the “Lock-Up Agreement”) executed by each person listed on Exhibit H hereto, and each such Lock-Up Agreement shall be in full force and effect on the Closing Date;

(b)           On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)              this Agreement, duly executed by such Purchaser;

(ii)             its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth in the “Aggregate Purchase Price (Subscription Amount)” column opposite each Purchaser’s name in the table set forth on Exhibit A by wire transfer to the Company;

(iii)            the Registration Rights Agreement, duly executed by such Purchaser;

(iv)            a fully completed and duly executed Selling Shareholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

(v)             a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Share Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. Except as disclosed in the SEC Reports, the Company hereby represents and warrants the following as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agents:

(a)      Subsidiaries. The Company has no direct or indirect subsidiaries other than those listed in the SEC Reports. Except as disclosed in the SEC Reports, the Company owns, directly or indirectly, all of the share capital, capital stock or comparable equity interests of each subsidiary free and clear of any and all Liens, and all the issued and outstanding shares, capital stock or comparable equity interest of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)      Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a public limited company under the laws of Ireland and is in good standing (or such equivalent concept to the extent it exists in Ireland) and has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction (or such equivalent concept to the extent it exists under the law of such jurisdiction) in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change.

(c)      Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the Constitution, charter or by-laws of the Company or any subsidiary, and no further corporate action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)      Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its Constitution, charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company’s execution, delivery and performance of the Transaction Documents, consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the Constitution, charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any Lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(e)      Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or U.S. federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable U.S. state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.4 of this Agreement, (vi) the filings with the Irish Companies Registration Office in relation to transactions contemplated hereunder, including the issuance of the Shares and (vii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)       Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents including the payment obligations thereunder, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable Company and securities laws, will be free of any restriction upon the voting thereof pursuant to applicable U.S. federal and state securities laws or the Constitution of the Company or any agreement or other instrument to which the Company is a party and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable U.S. federal and state securities laws.

(g)      Capitalization and Other Share Capital Matters. The authorized, issued and outstanding share capital of the Company as of September 30, 2019 is as set forth in the SEC Reports (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the SEC Reports or upon the exercise of outstanding options or warrants, in each case described in the SEC Reports). The Ordinary Shares conform in all material respects to the description thereof contained in the SEC Reports and such description conforms in all material respects to the rights set forth in the Constitution. All of the outstanding share capital of the Company has been duly authorized and validly issued, are fully paid and not subject to any calls for additional payments (nonassessable) and has been issued in compliance with all U.S. federal and state securities laws. None of the outstanding shares of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of its subsidiaries other than those described in the SEC Reports. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the SEC Reports, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(h)      SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Shares for resale on Form S-3 or which would prevent any Purchaser from using Rule 144 to resell any Shares). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. Each of the Material Contracts to which the Company or any subsidiary is a party or to which the property or assets of the Company or any of its subsidiaries are subject has been filed as an exhibit to the SEC Reports.

(i)       Financial Statements. The financial statements of the Company included in the SEC Reports present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, shareholders’ equity and cash flows for the periods specified. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. To the Company’s Knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the SEC Reports.

(j)       Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

(k)      No Material Adverse Change. Since the date of the last audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no material adverse change in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the share capital, or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock or share capital, as applicable, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock or share capital, as applicable.

(l)       No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the Company’s Knowledge, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to result in a Material Adverse Change. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent.

(m)     Compliance. Neither the Company nor any of its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its subsidiaries under), nor has the Company or any of its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n)      All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits required by U.S. state, federal or non-U.S. regulatory agencies or bodies to conduct their respective businesses as currently conducted (“Permits”), except where the failure to obtain such Permits would not, singly or in the aggregate, result in a Material Adverse Change. Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

(o)      Title to Properties. The Company and its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 3.1(i) above, in each case free and clear of any security interests, mortgages, Liens, encumbrances, equities, adverse claims and other defects. The real property, improvements, equipment and personal property held under lease by the Company or of its subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(p)               Intellectual Property Rights. Except as otherwise disclosed in the SEC Reports, the Company and its subsidiaries own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the SEC Reports as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”) and the conduct of their respective businesses does not and will not infringe, misappropriate or otherwise conflict in any material respect with any such rights of others. The Intellectual Property of the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. To the Company's Knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is described in the SEC Reports as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. Except as otherwise disclosed in the SEC Reports and any related claims, assertions or challenges, there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Reports as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect. To the Company’s Knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. The duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Intellectual Property have been complied with; and in all non-U.S. offices having similar requirements, all such requirements have been complied with. None of the Company owned Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The product candidates described in the SEC Reports as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

(q)               Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able to (i)  renew its existing insurance coverage as and when such policies expire or (ii)  obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(r)                Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s)                Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto.

(t)                 Sarbanes-Oxley. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(u)               Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Shares (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (u) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(v)               Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(w)             Company Not an “Investment Company.” The Company is not, and will not be, immediately after receipt of payment for the Shares, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(x)               Registration Rights. Other than each of the Purchasers or as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(y)               Stock Exchange Listing. The ADSs are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the Principal Trading Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the ADSs under the Exchange Act or delisting the ADSs from the Principal Trading Market, nor has the Company received any notification that the Commission or the Principal Trading Market is contemplating terminating such registration or listing. To the Company’s Knowledge, it is in compliance with all applicable listing requirements of the Principal Trading Market.

(z)                Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agents to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(aa)              No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(bb)             Tax Law Compliance. The Company and its subsidiaries have filed all necessary U.S. federal, state and non-U.S. income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings except to the extent that the failure to file any such tax returns would not be expected to result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3.1(i) above in respect of all U.S. federal, state and non-U.S. income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. Neither the Company nor any of its subsidiaries has received a material confirmation (or material tax ruling) concerning the tax treatment of a transaction to which the Company or any of its subsidiaries is party to from any European tax authority.

(cc)              Compliance with Environmental Laws. Except as could not be reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect; (i) neither the Company nor any of its subsidiaries is in violation of any U.S. federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, or the Company’s Knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(dd)              No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

(ee)              Anti-Corruption and Anti-Bribery Laws. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries, nor to the Company’s Knowledge, any agent, Affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any non-U.S. or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries and, to the Company’s Knowledge, the Company’s Affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ff)             Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(gg)             OFAC. Neither the Company nor its subsidiaries nor any of their respective affiliates, directors, officers, nor to the Company’s Knowledge, any agent or employee of the Company or its subsidiaries is subject to any sanctions administered or enforced by the Office of Foreign Assets Control (“OFAC”) of the United States Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that is the target of sanctions administered or enforced by such authorities or in connection with any country or territory that is the target of country- or territory-wide OFAC sanctions (currently, Iran, Syria, Cuba, North Korea, and the Crimea Region of Ukraine).

(hh)            Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(ii)                Acknowledgment Regarding Purchasers’ Purchase of Shares.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(jj)                No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the ADSs or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the ADSs, whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(kk)              Passive Foreign Investment Company. The Company was not a “passive foreign investment company” (a “PFIC”), as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”), for the last completed fiscal year for which audited financial statements of the Company have been filed with the Commission. To the Company’s Knowledge, based on the expected value of its assets, including any goodwill, and the expected nature and composition of its income and assets, the Company will not be treated as a PFIC for the current taxable year. Neither the Company nor any subsidiary of the Company is, and, after giving effect to the issuance and sale of the Shares and the application of the proceeds thereof, neither of them will be, a “controlled foreign corporation” as defined by the Code.

(ll)                Clinical Data and Regulatory Compliance. The preclinical tests and clinical trials, and other studies (collectively, “studies”) that are described in, or the results of which are referred to in, the SEC Reports were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such studies and with standard medical and scientific research procedures; each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or non-U.S. government or drug or medical device regulatory agency, or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”); neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any clinical trials that are described or referred to in the SEC Reports; and the Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(mm)            No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(nn)             Use of Form S-3. The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the Shares for resale by the Purchasers.

(oo)             No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). Other than the Placement Agents, the Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agents a copy of any disclosures provided thereunder.

3.2            Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agents as follows:

(a)               Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)               No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)                Investment Intent. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable U.S. state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable U.S. state or other securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal, state and other securities laws. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)               Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)               General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)                Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(g)               Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

(h)               Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(i)                 Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. No Purchaser shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 3.2(i) that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

(j)                 Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. Such Purchaser understands that the Placement Agents has acted solely as the agent of the Company in this placement of the Shares and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k)               Reliance on Exemptions. Such Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

(l)                 No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(m)              Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of ADSs and other activities with respect to the ADSs by the Purchasers.

(n)               Beneficial Ownership. The purchase by such Purchaser of the Shares issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding Ordinary Shares or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding Ordinary Shares or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred.

(o)               Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(p)               Irish Takeover Law. Such Purchaser is not, for the purposes of the Takeover Rules and the Substantial Acquisition Rules, acting in concert with any other Purchaser in connection with the acquisition of the Shares and such acquisition does not give rise to any notification obligations or any breach of the Takeover Rules and/or the Substantial Acquisition Rules.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1            Transfer Restrictions.

(a)                Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Shares.

(b)                Legends. The ADSs shall be subject to, and Certificates evidencing the Shares shall bear, any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO WHICH THIS CONFIRMATION RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY [AND THE DEPOSITARY] SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE DEPOSITARY THAT SUCH REGISTRATION IS NOT REQUIRED.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)               Removal of Legends. Where ADSs have been issued, whether at the Closing or upon the exchange of Ordinary Shares issued pursuant to conversion of Series A Preferred Shares, the legend set forth in Section 4.1(b) above shall be removed and the Company shall cause the Depositary to issue such ADSs without legends to the holders thereof by electronic delivery at the applicable balance account at the DTC, if (i) such ADSs are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the ADSs for resale, the Purchaser agrees to only sell such ADSs during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such ADSs are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such ADSs are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Upon the Effective Date, the Company shall, or shall cause Company U.S. Counsel to, issue to the Depositary a legal letter confirming that the registration statement is effective and shall use its reasonable best efforts to cause the Depositary to issue ADSs without legends upon request of any Purchaser following a sale pursuant to the effective shelf registration statement. Following Rule 144 becoming available for the resale of ADSs, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall cause Company U.S. Counsel to issue to the Depositary a legal letter regarding the legend removal in a form satisfactory to the Depositary. Any fees (with respect to the Transfer Agent, Depositary, Company U.S. Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. The Company may not make any notation on its records or give instructions to the Transfer Agent or the Depositary that enlarge the restrictions on transfer set forth in this Section 4.1(c).

(d)       Irrevocable Transfer Agent Instructions.  The Company shall issue the Irrevocable Transfer Agent Instructions to its Transfer Agent, and any subsequent Transfer Agent, in the form of Exhibit D attached hereto. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its Transfer Agent in connection with this Agreement, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)       Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the ADSs in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the ADSs is not effective or that the prospectus included in such Registration Statement is no longer compliant with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e).

4.2            Furnishing of Information. In order to enable the Purchasers to sell the Shares under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.3            Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4            Securities Laws Disclosure; Publicity. By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agents disclosing all material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the second (2nd) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by U.S. federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement or (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Commission’s staff or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.4, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.5            Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Shares under the Transaction Documents; provided, however, that no such Purchaser owns any equity in the Company prior to its purchase of the Shares hereunder.

4.6            Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7            Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes.

4.8            Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.9            Delivery of Shares After Closing. The Company shall deliver, or cause to be delivered, the respective Series A Preferred shares purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date. The Company shall deliver to the Transfer Agent a written delivery order instructing the Transfer Agent to deliver the respective Ordinary Shares purchased by each Purchaser to the Depositary on the Closing Date. The Company shall also deliver Depositary a written delivery order instructing the Depositary to issue the respective ADSs purchased by each Purchaser on the Closing Date. The Company will use its reasonable best efforts to ensure that the Transfer Agent will deliver the Ordinary Shares and the Depositary will deliver the ADSs as soon as practicable following receipt of the respective delivery orders from the Company and confirmation from the Company that the conditions of delivery of the Ordinary Shares and ADSs, as applicable, have been satisfied.

4.10          Short Sales and Confidentiality After The Date Hereof. Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.4 or (ii) this Agreement is terminated in full pursuant to Section 6.18. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4; provided, however, each Purchaser agrees, severally and not jointly with any Purchasers, that they will not enter into any Net Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the earliest of (x) the Effective Date of the initial Registration Statement, (y) the twenty-four (24) month anniversary of the Closing Date or (z) the date that such Purchaser no longer holds any Shares. For purposes of this Section 4.12, a “Net Short Sale” by any Purchaser shall mean a sale of ADSs by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in ADSs held by such Purchaser. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Moreover, notwithstanding the foregoing, in the event that a Purchaser has sold Shares pursuant to Rule 144 prior to the Effective Date of the initial Registration Statement and the Company has failed to deliver certificates without legends prior to the settlement date for such sale (assuming that such certificates meet the requirements set forth in Section 4.1(c) for the removal of legends), the provisions of this Section 4.12 shall not prohibit the Purchaser from entering into Net Short Sales for the purpose of delivering ADSs in settlement of such sale. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.11          Subsequent Equity Sales. For thirty (30) days from the date hereof, neither the Company nor any subsidiary shall issue ADSs or ADS Equivalents. Notwithstanding the foregoing, the Company shall not be prohibited from (a) granting or issuing Ordinary Shares or ADSs pursuant to any current or future equity incentive plan of the Company, (b) issuing and/or selling Ordinary Shares or ADSs upon conversion, exercise or exchange of any outstanding Ordinary Shares or Related Securities of the Company, (c) issuing and selling up to $5 million in ADSs pursuant to the Company At-the-Market program; and (d) publicly announcing the intention to do any of the foregoing. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Ordinary Shares or ADSs or any securities exchangeable or exercisable for or convertible into Ordinary Shares or ADSs, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Ordinary Shares or ADSs.

4.12           Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth in the Series A Preferred Share Terms, the Company shall not effect any redesignation of the Series A Preferred Shares, and the Purchaser shall not have the right to redesignate any portion of its Series A Preferred Shares, to the extent that, after giving effect to an attempted redesignation set forth on an applicable Notice of Conversion (as defined in the Series A Preferred Share Terms) with respect to the Series A Preferred Shares, such Purchaser (together with such Purchaser’s Affiliates, and any other Person whose beneficial ownership of Ordinary Shares would be aggregated with the Purchaser’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Purchaser is a member) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Purchaser and its Affiliates shall include the number of Ordinary Shares created by the consolidation and redesignation of the Series A Preferred Shares subject to the Notice of Conversion with respect to which the determination of such sentence is being made, but shall exclude the number of Ordinary Shares which are creatable or issuable upon (i) redesignation of the remaining, unconverted Series A Preferred Shares beneficially owned by such Holder or any of its Affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Purchaser or any of its Affiliates (including, without limitation, any convertible notes, convertible stock or warrants) that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.14, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 4.14, in determining the number of outstanding Ordinary Shares, a Purchaser may rely on the number of outstanding Ordinary Shares as reflected in (i) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent notice by the Company setting forth the number of Ordinary Shares then outstanding. For any reason at any time, upon the written or oral request of a Purchaser (which may be by email), the Company shall, within two (2) Business Days of such request, confirm orally and in writing to such Purchaser (which may be by email) the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series A Preferred Shares, by such Purchaser or its Affiliates since the date as of which such number of outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be 9.99% of the number of the Ordinary Shares outstanding immediately after giving effect to the creation or issuance of Ordinary Shares pursuant to such Notice of Conversion (to the extent permitted pursuant to this Section 4.14). The Company shall be entitled to rely on representations made to it by the Purchaser in any Notice of Conversion regarding its Beneficial Ownership Limitation. By written notice to the Company, a Purchaser may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.9% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this Section 4.14 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

4.13           Subsequent Acquisitions of Securities. Such Purchaser shall not, acting either individually or together with its concert parties, or by acting in concert together with such other Purchasers, acquire securities or a right to acquire securities in the Company which would result in such Purchaser holding securities conferring 30% of the voting power of the Company without the prior written consent of the Company.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1            Conditions Precedent to the Obligations of the Purchasers to Purchase Shares. The obligation of each Purchaser to acquire Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)               Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)               Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)               No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)               Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f)                No Suspensions of Trading in ADSs. The ADSs shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(g)               Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h)               Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, its Chief Financial Officer or its Secretary, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit F.

(i)                 Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

5.2            Conditions Precedent to the Obligations of the Company to issue Shares. The Company's obligation to issue the Shares at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)               Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)               Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)               No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)               Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(e)               Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.
MISCELLANEOUS

6.1            Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company shall reimburse Ropes & Gray LLP and Cooley LLP for their reasonable fees and expenses incurred in connection with their representation of Vivo Capital related to this Agreement and the transactions contemplated hereby in an aggregate amount not to exceed $100,000. The Company shall pay all Transfer Agent and Depositary fees, stamp taxes and other taxes and duties levied in connection with the issuance and sale of the ADSs to the Purchasers.

6.2            Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3            Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address or facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Avadel Pharmaceuticals plc
10 Earlsfort Terrace
Dublin 2, Ireland
Telephone No.: (+353) 1 9520 1026
Attention: Jerad Seuer, Esq.
E-mail: jseuer@avadel.com

With a copy to:	Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Telephone No.: (617) 570-1000
Attention: Robert E. Puopolo
E-mail: RPuopolo@goodwinlaw.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4            Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Shares still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

6.5            Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6            Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7            No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Placement Agents are an intended third party beneficiary of Article III and Article IV hereof.

6.8            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9            Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.10          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13          Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company may issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15          Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in Ordinary Shares or change in the number of Ordinary Shares represented by one ADS, combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or ADSs or a price per share or ADS shall be deemed to be amended to appropriately account for such event.

6.17          Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsels have chosen to communicate with the Company through Cooley LLP, counsel to the Placement Agents. Each Purchaser acknowledges that Cooley LLP has rendered legal advice to the Placement Agents and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

6.18          Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.19          Exculpation of the Placement Agents. Each party acknowledges that it has read the notices attached hereto as Exhibit J-1 and Exhibit J-2 and hereto agrees for the express benefit of each of the Placements Agents, their affiliates and their representatives that:

(a)               Neither the Placement Agents nor any of their affiliates or any of their representatives (1) has any duties or obligations other than those specifically set forth herein or in the engagement letter, dated as of February 20, 2020, between the Company and Jefferies LLC, and in the letter, dated as of February 20, 2020, between the Company, Piper Sandler & Co., Stifel, Nicolaus & Company, Incorporated, LifeSci Capital LLC and Ladenburg Thalmann & Co. (together, the “Engagement Letters”); (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions contemplated hereby and thereby; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except for such party’s own gross negligence, willful misconduct or bad faith.

(b)               The Placement Agents, their affiliates and their representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, including the representations made by the Company and the Investors herein, and (2) be indemnified by the Company for acting as the Placement Agents hereunder pursuant the indemnification provisions set forth in the Engagement Letters.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Gregory J. Divis
Name: Gregory J. Divis
Title: Chief Executive Officer

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NAME OF PURCHASER: Vivo Opportunity Fund, L.P.

By:	Vivo Opportunity, LLC, General Partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Member

Aggregate ADS Purchase Price (ADS Subscription Amount): $20,439,222.16

Number of ADSs to be Acquired: 2,882,824

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $_____________

Number of Series A Preferred Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Vivo Capital Fund IX, L.P.

By:	Vivo Capital IX, LLC, General Partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Member

Aggregate ADS Purchase Price (ADS Subscription Amount): $4,560,777.21

Number of ADSs to be Acquired: 643,269

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $_____________

Number of Series A Preferred Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:	KVP Capital, LP

By:	/s/ Caley Castelein
Name:	Caley Castelein
Title:	Managing Director

Aggregate ADS Purchase Price (ADS Subscription Amount): $2,499,997.81

Number of ADSs to be Acquired: 352,609

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $______0_______

Number of Series A Preferred Shares to be Acquired: ________0______________

Tax ID No.: ____________________

Address for Notice:

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Venrock Healthcare Capital Partners III, L.P.

By:	VHCP Management III, LLC
Its:	General Partner

By:	/s/ David L. Stepp
Name:	David L. Stepp
Title:	Authorized Signatory

Aggregate ADS Purchase Price (ADS Subscription Amount): $6,818,176.49

Number of ADSs to be Acquired: 961,661

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $_____________

Number of Series A Preferred Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: VHCP Co-Investment Holdings III, LLC

By:	VHCP Management III, LLC
Its:	Manager

By:	/s/ David L. Stepp
Name:	David L. Stepp
Title:	Authorized Signatory

Aggregate ADS Purchase Price (ADS Subscription Amount): $681,816.94

Number of ADSs to be Acquired: 96,166

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $_____________

Number of Series A Preferred Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Avoro Life Sciences Fund

By:	/s/ Behzad Aghazadeh
Name: Behzad Aghazadeh
Title: Managing Partner

Aggregate ADS Purchase Price (ADS Subscription Amount):
$ 14,999,993.95

Number of ADSs to be Acquired: 2,115,655

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $

Number of Series A Preferred Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

__________________________________
__________________________________
__________________________________

Telephone No.: ____________________

Facsimile No.: ____________________

E-mail Address: ____________________

Attention: ____________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: RTW Master Fund, Ltd.

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

Aggregate ADS Purchase Price (ADS Subscription Amount): $4,698,961.31

Number of ADSs to be Acquired: 662,759

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $ 2,502,266.61

Number of Series A Preferred Shares to be Acquired: 352,929

Tax ID No.: ____________________

Address for Notice:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: RTW Innovation Master Fund, Ltd.

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

Aggregate ADS Purchase Price (ADS Subscription Amount): $1,576,879.81

Number of ADSs to be Acquired: 222,409

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $ 838,371.23

Number of Series A Preferred Shares to be Acquired: 118,247

Tax ID No.: ____________________

Address for Notice:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: RTW Venture Fund Limited

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Managing Member of the General Partner of the Investment Manager

Aggregate ADS Purchase Price (ADS Subscription Amount): $266,973.95

Number of ADSs to be Acquired: 37,655

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $ 116,545.42

Number of Series A Preferred Shares to be Acquired: 16,438

Tax ID No.: ____________________

Address for Notice:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Acuta Opportunity Fund, LP

By:	/s/ Manfred Yu
Name: Manfred Yu
Title: Chief Operating Officer of the General Partner

Aggregate ADS Purchase Price (ADS Subscription Amount): $ 949,996.19

Number of ADSs to be Acquired: 133,991

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $ N/A

Number of Series A Preferred Shares to be Acquired: N/A

Tax ID No.: ____________________

Address for Notice:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Acuta Capital Fund, LP

By:	/s/ Manfred Yu
Name: Manfred Yu
Title: Chief Operating Officer of the General Partner

Aggregate ADS Purchase Price (ADS Subscription Amount):
$4,049,999.43

Number of ADSs to be Acquired: 571,227

Aggregate Series A Preferred Shares Purchase Price (Preferred Subscription Amount): $ N/A
Number of Series A Preferred Shares to be Acquired: N/A

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBITS:

A:	Schedule of Purchasers
B:	Form of Registration Rights Agreement
C-1:	Accredited Investor Questionnaire
C-2:	Share Certificate Questionnaire
D:	Form of Irrevocable Transfer Agent Instructions
E:	Form of Secretary’s Certificate
F:	Form of Officer’s Certificate
G:	Form of Lock-Up Agreement
H:	List of Directors and Executive Officers Executing Lock-Up Agreements
I:	Series A Preferred Share Terms
J-1:	Stifel Required Disclosure
J-2:	Jefferies Required Disclosure

Exhibit A

SCHEDULE OF PURCHASERS

Purchaser	American Depositary Shares	Series A Non- Voting Convertible Preferred Shares	Aggregate Purchase Price (Subscription Amount)
Vivo Opportunity Fund LP	2,882,824	-	$20,439,222.16
Vivo Capital Fund IX LP	643,269	-	$4,560,777.21
KVP Capital, LP	352,609	-	$2,499,997.81
Venrock Healthcare Capital Partners III, L.P.	961,661	-	$6,818,176.49
VHCP Co-Investment Holdings III, LLC	96,166	-	$681,816.94
Avoro Life Sciences Fund	2,115,655	-	$14,999,993.95
RTW Master Fund, Ltd.	662,759	352,929	$7,201,227.92
RTW Innovation Master Fund, Ltd.	222,409	118,247	$2,415,251.04
RTW Venture Fund Limited	37,655	16,438	$383,519.37
Acuta Opportunity Fund, LP	133,991	-	$949,996.19
Acuta Capital Fund, LP	571,227	-	$4,049,999.43

Exhibit B

Form of Registration Rights Agreement

EXHIBIT C-1

Accredited Investor Questionnaire

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:       Avadel Pharmaceutical plc

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the American Depository Shares, par value $0.01 per share, and Series A Preferred Shares, par value $0.01 per share (collectively, the “Securities”), of Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”). The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any U.S. state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.            BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:	Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?

Yes ____           No ____

If an individual:

Residence Address:

(Number and Street)

(City)	(State)	(Country)	(Zip Code)

Telephone Number: (___)

Age: __________              Citizenship: ____________            Where registered to vote: _______________

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Company?

Yes ____           No ____

U.S. Social Security or U.S. Taxpayer Identification No.

PART B.             ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with U.S. state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

_____ (1)	A natural person with a net worth (assets minus liabilities), or joint net worth with the Prospective Subscriber’s spouse, in excess of $1 million at the time of the investment. In calculating net worth of the Prospective Subscriber, (a) the value of the primary residence of the Prospective Subscriber shall be excluded as an asset, (b) the outstanding indebtedness secured by the primary residence of the Prospective Subscriber up to the fair market value of such primary residence at the time of investment shall be excluded as a liability, provided, however, that if the amount of such outstanding indebtedness at the time of investment exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and (c) the outstanding indebtedness secured by the primary residence in excess of the fair market value of such primary residence at the time of investment shall be included as a liability;

_____ (2)	A natural person with net income (without including any net income of the Prospective Subscriber’s spouse) in excess of $200,000, or joint income with the Prospective Subscriber’s spouse, in excess of $300,000, in each of the two most recent years, and the Prospective Subscriber reasonably expects to reach the same income level in the current year.

_____ (3)	A bank as defined in the Securities Act, a savings and loan association, or other institution described in Section 3(a)(5)(A) of the Securities Act acting in either its individual or fiduciary capacity. This includes a trust for which a bank acts as trustee.

_____ (4)	A director, executive officer or general partner of the Company.

_____ (5)	A trust not formed for the specific purpose of acquiring Securities with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company.

_____ (6)	A revocable trust (including a revocable trust formed for the specific purpose of acquiring Securities) and the grantor or settlor of such trust is an “accredited investor.”

_____ (7)	An entity in which each equity owner is an “accredited investor.”

_____ (8)	A tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company not formed for the specific purpose of acquiring Securities that has total assets in excess of $5,000,000.

_____ (9)	A plan for the benefit of employees, established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, having total assets in excess of $5,000,000.

_____ (10)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, (a) for which the investment decision to acquire Securities is being made by a plan fiduciary that is a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed with the investment decisions made solely by persons who are “accredited investors.”

_____ (11)	A broker or dealer registered under the Securities Exchange Act of 1934, as amended.

_____ (12)	An insurance company as defined in the Securities Act.

_____ (13)	An investment company registered under, or a business development company as defined in, the Investment Company Act of 1940, as amended.

_____ (14)	A Small Business Investment Company licensed by the U.S. Small Business Administration

_____ (15)	A private business development company as defined in the Investment Advisers Act of 1940, as amended.

A.       FOR EXECUTION BY AN INDIVIDUAL:

By
Date

Print Name:

B.       FOR EXECUTION BY AN ENTITY:

Entity Name:

By
Date

Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By
Date

Print Name:

Title:

Entity Name:

By
Date
Print Name:
Title:

Exhibit C-2

Share Certificate Questionnaire

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Shares are to be registered in (this is the name that will appear on the share certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to Item 1 above:
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The U.S. Tax Identification Number (or, if an individual, the U.S. Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D

Form of Irrevocable Transfer Agent Instructions

As of _________, ____

[Insert Name of Transfer Agent]

[Address]

[Address]

Attn: _________________

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of _____________, ___ (the “Agreement”), by and among Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders ordinary shares (the “Shares”) of [______] of the Company, par value $0.01 per share (the “ADSs”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to issue certificates representing Ordinary Shares upon transfer or resale of the Shares.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that either (1) a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (2) the Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) Trading Days of your receipt of a notice of transfer or Shares, you shall issue the certificates representing the Shares registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates for such Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex I.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

[INSERT NAME OF COMPANY]

By:
Name:
Title:

Acknowledged and Agreed:

[INSERT NAME OF TRANSFER AGENT]

By:
Name:
Title:

Date:	_________________, ______

Annex I

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[Insert Name of Transfer Agent] [Address] [Address] Attn: _________________
Re: [Insert Name of Company]

Ladies and Gentlemen:

We are counsel to Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of _____________, ___, entered into by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers Ordinary Shares of the Company, $0.01 par value per share (the “Ordinary Shares”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Ordinary Shares (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                     , ____, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at ____ [a.m.][p.m.] on __________, ____, and we have no knowledge, after reviewing the Commission’s “Stop Orders” web page (http://sec.gov/litigation/stoporders.shtml), that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Ordinary Shares may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of Ordinary Shares to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated __________, ____, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

[INSERT NAME OF COMPANY U.S. COUNSEL]

By:

EXHIBIT E

Form of Secretary’s Certificate

The undersigned hereby certifies that [●] is the duly elected, qualified and acting Secretary of Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of ____________, ______, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.	Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on ___________. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.	The certificate of incorporation, the certificate of incorporation on re-registration as a public limited company and the certificate of incorporation on change of name, together with the memorandum and articles of association of the Company attached hereto as Exhibit B, incorporate all amendments thereto up to and including the date hereof and are true, complete and accurate in all respects and the authority of the board of directors of the Company (the “Board”), or any appropriate committee appointed thereby, to allot and issue the securities of the Company on a non-pre-emptive basis has not been altered, amended or rescinded and is in full force and effect.

3.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
[ ]	Chief Executive Officer
[ ]	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of ________, ___.

Secretary

I, [Insert Name], Chief Executive Officer, hereby certify that [Insert Name] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Memorandum and Articles of Association

EXHIBIT F

Form of Officer’s Certificate

The undersigned, the Chief Executive Officer of Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), pursuant to Section 5.1(i) of the Securities Purchase Agreement, dated as of ____________, by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of __________, _____.

Chief Executive Officer

EXHIBIT G

FORM OF LOCK-UP AGREEMENT

_____________, _____

Jefferies LLC
520 Madison Avenue
New York, New York 10022

Piper Sandler & Co.
1251 Avenue of the Americas
New York, New York 10020

Stifel, Nicolaus & Company, Incorporated
787 7th Avenue
New York, New York 10019

Ladenburg Thalmann & Co.
277 Park Avenue, 26th Floor
New York, New York 10172

LifeSci Capital LLC
250 W. 55th Street
Suite 3401
New York, New York 10019

Re:	Private Placement of Shares

Ladies and Gentlemen:

The undersigned understands that Jefferies LLC, Piper Sandler & Co., Stifel, Nicolaus & Company, Incorporated, Ladenburg Thalmann & Co. and LifeSci Capital LLC proposes to act as the exclusive Placement Agents (the “Placement Agents”), for Avadel Pharmaceuticals plc, an Irish public limited company (the “Company”), in connection with a proposed private placement (the “Offering”) (the “Shares”) of Ordinary Shares, par value $0.01 per share (the “Ordinary Shares”).

In order to induce the Placement Agents to continue its efforts in connection with the Offering, the undersigned hereby agrees that for a period (the “Lock-Up Period”) of thirty (30) days following the date of effectiveness of the registration statement registering the resale of the Shares filed by the Company with the Securities and Exchange Commission in connection with such Offering, the undersigned will not, without the prior written consent of the Placement Agents, directly or indirectly, (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any Ordinary Shares, or any securities convertible into or exercisable or exchangeable for the Ordinary Shares (including, without limitation, Ordinary Shares or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Beneficially Owned Shares, Ordinary Shares, or any securities convertible into or exchangeable for the Ordinary Shares, regardless of whether any such transaction described herein is to be settled by delivery of the Ordinary Shares or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any Beneficially Owned Shares, Shares, Ordinary Shares or any security convertible into or exercisable of exchangeable for the Ordinary Shares; or (4) publicly announce any intention to do any of the foregoing; provided, however, that the obligations under this letter agreement (the “Lock-Up Agreement”) shall not apply to any Shares acquired in connection with the Offering.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of the Placement Agents or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of an option or warrant to purchase Ordinary Shares (or any securities convertible into or exercisable or exchangeable for Ordinary Shares), including the sale of a portion of shares to be issued in connection with such exercise to finance a “cashless” exercise, provided that any such shares issued upon exercise of such option or warrant (or any securities convertible into or exercisable or exchangeable for Ordinary Shares) shall continue to be subject to the applicable provisions of this Lock-Up Agreement, (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof, or (d) the disposition of Ordinary Shares to satisfy any tax withholding obligations upon the vesting of restricted Ordinary Shares held by the undersigned.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to Ordinary Shares acquired in open market transactions. In addition, if the undersigned is a partnership, limited liability company, trust, corporation or similar entity, it may distribute the Ordinary Shares or Beneficially Owned Shares to its partners, members or shareholders; provided, however, that in each such case, prior to any such transfer, each transferee shall execute a duplicate form of this Lock-Up Agreement or execute an agreement, reasonably satisfactory to the Placement Agents, pursuant to which each transferee shall agree to receive and hold such Ordinary Shares or Beneficially Owned Shares subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Beneficially Owned Shares or Ordinary Shares even if such Beneficially Owned Shares or Ordinary Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Beneficially Owned Shares or Ordinary Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Beneficially Owned Shares or Ordinary Shares.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned during the Lock-Up Period (as may have been extended pursuant hereto), except in compliance with this Lock-Up Agreement.

The undersigned understands that, if the Securities Purchase Agreement executed by Purchases in connection with the Offering does not become effective, or if the Offering shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or if the Purchase Agreement has not been executed within thirty (30) days of the date hereof, this Lock-Up Agreement shall be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. The undersigned agrees that Purchasers of the Shares in the Offering shall be intended third-party beneficiaries of the undersigned’s obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, Print Name: __________________________ Print Title: ___________________________ Signature: ____________________________

EXHIBIT H

List of Directors and Executive Officers
Executing Lock-Up Agreements

Gregory J. Divis

Thomas McHugh
Phillandas Thompson

Geoffrey Glass

Peter Thornton

Linda S. Palczuk

Eric Ende

Mark McCamish

EXHIBIT I

Series A Preferred Share Terms

EXHIBIT J-1

Stifel Required Disclosure

On December 6, 2016, a final judgment (the “Judgment”) was entered against Stifel, Nicolaus & Company, Incorporated (“Stifel”) by the United States District Court for the Eastern District of Wisconsin (Civil Action No. 2:11-cv-00755) resolving a civil lawsuit filed by the U.S. Securities & Exchange Commission (the “SEC”) in 2011 involving violations of several antifraud provisions of the U.S. federal securities laws in connection with the sale of synthetic collateralized debt obligations to five Wisconsin school districts in 2006.  As a result of the Judgment: (i) Stifel is required to cease and desist from committing or causing any violations and any future violations of Section 17(a)(2) and 17(a)(3) of the Securities Act; and (ii) Stifel and a former employee were jointly liable to pay disgorgement and prejudgment interest of $2.5 million. Stifel was also required to pay a civil penalty of $22.0 million, of which disgorgement and civil penalty Stifel was required to pay $12.5 million to the school districts involved in this matter.

Simultaneously with the entry of the Judgment, the SEC issued an Order granting Stifel a waiver from, among other things, the application of the disqualification provisions of Rule 506(d)(1)(iv) of Regulation D under the Securities Act.

A copy of the Judgment is available on the SEC’s website at:https://www.sec.gov/litigation/litreleases/2016/lr23700-final-judgment.pdf.

EXHIBIT J-2

Jefferies Required Disclosure

On February 2, 2016, pursuant to an offer of settlement by Jefferies LLC, the SEC entered an administrative order, pursuant to its Municipalities Continuing Disclosure Cooperation (“MCDC”) initiative, finding that Jefferies LLC, in connection with its underwriting of certain municipal securities offerings, willfully violated Section 17(a)(2) of the Securities Act of 1933. The administrative order requires Jefferies LLC to cease and desist from committing or causing any violations or any future violations of Section 17(a)(2), to pay a civil penalty, and to complete certain undertakings. Jefferies LLC received waivers from the SEC of any disqualifications under Regulations A (Rule 262), D (Rule 505 and 506), and E arising from the settlement, effective as of February 2, 2016. The SEC Order is available at https://www.sec.gov/rules/other/2016/33-10030.pdf.